UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026 (June 3, 2026)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported by CXApp Inc. (“CXAI” or the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 3, 2026 (the “Prior 8-K”), the Company’s wholly owned subsidiary, CXAI Australia Pty Ltd (“CXAI Australia”), entered into a Share Sale Deed, dated as of June 3, 2026, with Virtus Digital Marketing Pty Ltd dba Engine Room Applications (“EngineRoom”), pursuant to which CXAI Australia acquired 100% of the issued and outstanding equity interests of EngineRoom (the “Transaction”). The Transaction closed on June 3, 2026.

Following completion of the Company’s acquisition accounting procedures and further review of the Transaction, including updated valuation and financial information, the Company determined that the Transaction does not meet the applicable quantitative significance thresholds requiring the filing of separate historical financial statements of EngineRoom or pro forma financial information relating to the Transaction.

EngineRoom’s financial results from the date of acquisition have been included in the Company’s unaudited condensed consolidated financial statements for the quarter ended June 30, 2026, filed with the Company’s Quarterly Report on Form 10-Q. Those consolidated financial statements were subject to the Company’s customary quarterly financial reporting and review procedures.

Accordingly, although separate historical financial statements of EngineRoom and separate pro forma financial information are not required to be filed under the applicable SEC rules, EngineRoom’s post-acquisition financial results are reflected in CXAI’s consolidated financial reporting.

The determination regarding the applicable SEC significance thresholds relates solely to the separate financial statement and pro forma filing requirements and does not change the terms of the Transaction, CXAI’s ownership of EngineRoom, or the strategic rationale for and ongoing integration of EngineRoom into the Company’s business.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Following completion of its analysis of the Transaction based on updated valuation and financial information, the Company determined that the Transaction does not meet the applicable quantitative significance thresholds under Item 2.01 of Form 8-K.

Accordingly, no additional disclosure is required under Item 2.01 with respect to the Transaction.

Item 9.01	Financial Statements and Exhibits.

As referenced in Item 2.01 above, the Company has determined that the Transaction does not involve a significant amount of assets for purposes of Item 2.01 of Form 8-K. Accordingly, the Company is not required to disclose, and will no longer provide, the financial statements or pro forma financial information that the Prior 8-K indicated would be filed by amendment, if applicable, within the time period permitted by applicable SEC rules.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits. The exhibit index to the Prior 8-K is unchanged. No additional exhibits are filed with this Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: August 19, 2026	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer

2